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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 6, 2002
                                  ------------
                Date of Report (Date of earliest event reported)


                           COOL CAN TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                  0-27147             95-4705831
         ---------                  -------             ----------
(State or other jurisdiction   (Commission File         (IRS Employer
 of incorporation)              Number)                 Identification No.)



Suite 206, 4505 Las Virgenes Road                  91302
          Calabasas, CA                            -----
          -------------
(Address of principal executive offices)          (Zip Code)



                                 (818) 871-9999
                                 --------------
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     None.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On June 6, 2002, Balsam Ventures, Inc. ("Balsam") entered into an exclusive licensing agreement (the "Agreement") with Cool Can Technologies, Inc., ("Cool Can") granting Balsam the exclusive worldwide right and license, for a period of 40 years, to enjoy, commercialize and exploit Cool Can's proprietary Instacool self-chilling beverage container technology (the "Technology") including the right to manufacture, use and sell apparatus and products embodying the Technology. Balsam also has the right to sub-license the right to manufacture, use and sell products embodying the Technology. The consideration for the Agreement is as follows:

1. Balsam must pay Cool Can a license fee of $200,000 within 90 days of June 6, 2002;

2. Balsam must expend $1,800,000 to develop and commercialize the technology within 24 months of June 6, 2002; and

3. Balsam must pay ongoing royalties to Cool Can equal to 5% of gross profits from sales of products or 5% of gross licensing revenues subject to minimum royalty payments of $200,000 per year in each fiscal year of Balsam following the fiscal year ended June 30, 2004.

Subject to the license, the patents and trademarks included in the Technology (the "Intellectual Property") remain the property of Cool Can however, Balsam has a right of first refusal to acquire the Intellectual Property should Cool
Can  seek  to  dispose  of  the Technology during the currency of the Agreement.


                                       2

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ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

     None.

(b)     Pro  forma  Financial  Information.

     None.

(c)     Exhibits.

   Exhibit     Description
   -------     -----------
     2.1       Exclusive  License  Agreement  dated  June  5,  2002



ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.

ITEM  9.  REGULATION  FD  DISCLOSURE

     None.


                                       3

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COOL CAN TECHNOLOGIES, INC.

Date:  June 20, 2002                 By: /s/ Bruce Leitch
            --                           ---------------------------
                                         BRUCE LEITCH
                                         PRESIDENT